UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 30, 2013

SCOOP MEDIA, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-177592	33-1220471
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2187 Preville St.

Lasalle, QC, Canada H8N 1N4

(Address of principal executive offices, including zip code)

(514) 312-7576

(Registrant's telephone number, including area code)

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01

OTHER EVENTS AND REGULATION FD DISCLOSURE

On April 25, 2013, Scoop Media, Inc., (the "Company", "we", "us", "our") filed a Form 8-K in which we reported entry into a Share Exchange Agreement (the “Agreement”) with Forgiven Bottling Group, Inc., a Nevada Corporation ("Forgiven").  The parties have mutually agreed not to proceed with the Agreement.  Accordingly, no shares of the Company will be exchanged for shares of  Forgiven and  the  Share  Exchange  Agreement  has  been  terminated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 12, 2013	SCOOP MEDIA, INC.

/s/ Awais Khan
By: Awais Khan, President